DIVIDENDS PAID AND PROPOSED	12 Months Ended
Dec. 31, 2020
Dividends Paid And Proposed
DIVIDENDS PAID AND PROPOSED	DIVIDENDS PAID AND PROPOSED
Pursuant to Bermuda law, VEON is restricted from declaring or paying a dividend if there are reasonable grounds for believing that
(a)VEON is, or would after the payment be, unable to pay its liabilities as they become due, or
(b)the realizable value of VEON assets would, as a result of the dividend, be less than the aggregate of VEON liabilities.
There were no dividends declared by VEON in respect of the year 2020. The following table provides an overview of dividends announced by VEON in respect of the year 2019:

	Dividends declared	Dividends paid	Dividends, US$ cents per share

Final for 2019	February 2020	March 2020	15
Interim for 2019	August 2019	August 2019	13

The Company makes appropriate tax withholdings of up to 15% when the dividends are being paid to the Company’s share depository, The Bank of New York Mellon. For ordinary shareholders at Euronext Amsterdam, dividends are paid in euro.
DIVIDENDS DECLARED TO NON-CONTROLLING INTERESTS
During 2020, 2019 and 2018, certain subsidiaries of the Company declared dividends, of which a portion was paid or payable to non-controlling interests as shown in the table below:

Name of subsidiary	2020	2019	2018

Omnium Telecom Algeria S.p.A	45	69	76
VIP Kazakhstan Holding AG	24	24	—
TNS Plus LLP	16	12	13
Other	2	3	4
Total dividends declared to non-controlling interests	87	108	93

In 2020, PMCL, a subsidiary of the Company, declared dividends to its shareholders, of which US$25 (2019: US$24, 2018: US$11) was declared to non-controlling shareholders of PMCL. Dividends declared to non-controlling interests of PMCL reduces the principal amount of the put-option liability over non-controlling interest on the date of declaration. As of December 31, 2020, there is no remaining amount payable to non-controlling interests (2019: none, 2018: US$7).